SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 29, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of Operations

Nature of Operations

        Our businesses include the production of pressure-sensitive materials and a variety of tickets, tags, labels and other converted products. We sell most of our pressure-sensitive materials to label printers and converters that convert the materials into labels and other products through embossing, printing, stamping and die-cutting. We sell other pressure-sensitive materials in converted form as tapes and reflective sheeting. We also manufacture and sell a variety of other converted products and items not involving pressure-sensitive components, such as fasteners, tickets, tags, radio-frequency identification ("RFID") inlays and tags, and imprinting equipment and related solutions, which serve the apparel and other end markets.

Principles of Consolidation

Principles of Consolidation

        The consolidated financial statements include the accounts of majority-owned and controlled subsidiaries. Intercompany accounts, transactions, and profits are eliminated in consolidation. We apply the equity method of accounting for investments in which we have significant influence but not a controlling interest.

Reclassifications	Reclassifications Certain amounts in the prior year's Consolidated Financial Statements have been reclassified to conform to the current year presentation.
Fiscal Year

Fiscal Year

        Normally, our fiscal years consist of 52 weeks, but every fifth or sixth fiscal year consists of 53 weeks. Our 2018, 2017, and 2016 fiscal years consisted of 52-week periods ending December 29, 2018, December 30, 2017, and December 31, 2016, respectively.

Accounting Guidance Update

Accounting Guidance Updates

Revenue Recognition

        In the first quarter of 2018, we adopted an accounting guidance update that provides a single comprehensive model on accounting for revenue arising from contracts with customers and supersedes most current revenue recognition guidance, including industry-specific guidance. We adopted this guidance using the modified retrospective method, which means that reporting periods beginning in 2018 are presented in accordance with this guidance, while prior period amounts continue to be reported in accordance with the previous guidance. As allowed by this guidance, we began to apply it to contracts with customers that were not completed as of the beginning of 2018. As a result of the adoption of this guidance, our allowance for customer returns, presented as a reduction of trade accounts receivable in prior years, is now presented as a returns liability in "Other accrued liabilities." As of December 29, 2018, the returns liability was $11.7 million. Our adoption of this guidance did not have a material impact on our financial position, results of operations, or cash flows. The disclosures required by this guidance are included in Note 15, "Segment and Disaggregated Revenue Information," and Note 16, "Supplemental Financial Information."

Presentation of Net Periodic Pension and Postretirement Benefit Costs

        In the first quarter of 2018, we adopted an accounting guidance update that requires employers with defined benefit plans to present the service cost component of net periodic benefit cost in the same income statement line item(s) as other employee compensation costs arising from services rendered during the period. Employers are required to present the other components of net periodic benefit cost, including gains or losses from settlements or terminations, separately from the line item(s) that includes the service cost and outside of any subtotal of operating income. Components other than the service cost component are no longer eligible for capitalization in assets. Employers are required to apply the portion of this guidance on the presentation of the components of net periodic benefit cost in the income statement retrospectively, while the portion of this guidance that limits the capitalization of net periodic benefit cost in assets to the service cost component must be applied prospectively.

        Prior year results have been reclassified as required by this guidance. The effects of our adoption of this guidance on our Consolidated Statements of Income for the prior years were as follows:

	2017			2016
(In millions)	As Previously Reported	Reclassi- fication	As Reclassified	As Previously Reported	Reclassi- fication	As Reclassified

Marketing, general and administrative expense	$1,123.2	$(18.0)	$1,105.2	$1,097.5	$(11.8)	$1,085.7
Other expense, net	36.5	–	36.5	65.2	(41.4)	23.8
Other non-operating expense	–	18.0	18.0	–	53.2	53.2

Classification of Certain Cash Payments

        In the first quarter of 2018, we adopted an accounting guidance update that reduces the diversity in the presentation and classification of certain cash receipts and cash payments in statements of cash flows.

        Prior year results have been reclassified as required by this guidance. The effects of our adoption of this guidance, which primarily relate to the classification of corporate-owned life insurance cash flows, on our Consolidated Statements of Cash Flows for the prior years were as follows:

	2017			2016
(In millions)	As Previously Reported	Reclassi- fication	As Reclassified	As Previously Reported	Reclassi- fication	As Reclassified

Net cash provided by operating activities	$650.1	$(4.4)	$645.7	$585.3	$(3.2)	$582.1
Net cash used in investing activities	(547.7)	4.4	(543.3)	(435.4)	3.2	(432.2)

Intra-Entity Transfers of Assets Other Than Inventory

        In the first quarter of 2018, we adopted an accounting guidance update that requires recognition of the income tax effects of intra-entity sales and transfers of assets other than inventory in the period in which they occur. Upon adoption, we derecognized tax-related deferred charges and recognized deferred tax assets related to certain intra-entity asset transfers as a $13.8 million net reduction to retained earnings.

Implementation Costs Incurred in a Cloud Computing Arrangement

        In the third quarter of 2018, we adopted an accounting guidance update that requires companies to capitalize implementation costs incurred in a hosting arrangement that is a service contract. We adopted this guidance early and on a prospective basis. Our adoption of this guidance did not have a material impact on our financial position, results of operations, or cash flows.

Defined Benefit Plan Disclosures

        In the fourth quarter of 2018, we adopted an accounting update to improve the effectiveness of disclosures by removing and adding certain disclosures related to defined benefit plans. Refer to Note 6, "Pension and Other Postretirement Benefits," for more information.

Use of Estimates

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, or GAAP, requires management to make estimates and assumptions for the reporting period and as of the date of the financial statements. These estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenue and expense. Actual results could differ from these estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

        Cash and cash equivalents generally consist of cash on hand, deposits in banks, cash-in-transit, and bank drafts and short-term investments with maturities of three months or less when purchased or received. The carrying value of these assets approximates fair value due to the short maturity of the instruments.

Trade Accounts Receivable

Trade Accounts Receivable

        We record trade accounts receivable at the invoiced amount. The allowance for doubtful accounts reserve represents allowances for customer trade accounts receivable that are estimated to be partially or entirely uncollectible. These allowances are used to reduce gross trade receivables to their net realizable values. We record these allowances based on estimates related to the following:

•	Customer-specific allowances;
•	Amounts based upon an aging schedule; and
•	An amount based on our historical experience.

        No single customer represented 10% or more of our net sales in, or trade accounts receivable at, year-end 2018 or 2017. However, during 2018, 2017, and 2016, our ten largest customers by net sales in the aggregate represented approximately 15%, 15%, and 14% of our net sales, respectively. As of December 29, 2018 and December 30, 2017, our ten largest customers by trade accounts receivable in the aggregate represented approximately 14% of our trade accounts receivable. These customers were concentrated primarily in our Label and Graphic Materials reportable segment. We generally do not require our customers to provide collateral.

Inventories

Inventories

        Inventories are stated at the lower of cost or net realizable value and categorized as raw materials, work-in-progress, or finished goods. Cost is determined using the first-in, first-out method. Inventory reserves are recorded to cost of products sold for damaged, obsolete, excess and slow-moving inventory and we establish a lower cost basis for the inventory. We use estimates to record these reserves. Slow-moving inventory is reviewed by category and may be partially or fully reserved for depending on the type of product, level of usage, and the length of time the product has been included in inventory.

Property, Plant and Equipment

Property, Plant and Equipment

        Depreciation is generally computed using the straight-line method over the estimated useful lives of the assets, ranging from ten to forty-five years for buildings and improvements and three to fifteen years for machinery and equipment. Leasehold improvements are depreciated over the shorter of the useful life of the asset or the term of the associated leases. Maintenance and repair costs are expensed as incurred; renewals and betterments are capitalized. Upon the sale or retirement of assets, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in net income.

Software

Software

        We capitalize internal and external software costs incurred during the application development stage of software development, including costs incurred for design, coding, installation to hardware, testing, and upgrades and enhancements that provide the software or hardware with additional functionalities and capabilities. Internal and external software costs during the preliminary project stage are expensed, as are those costs during the post-implementation and/or operation stage, including internal and external training costs and maintenance costs. In addition, we capitalize implementation costs incurred under a hosting arrangement that is a service contract. Capitalized software, which is included in "Other assets" in the Consolidated Balance Sheets, is amortized on a straight-line basis over the estimated useful life of the software, which is generally between five and ten years.

Impairment of Long-lived Assets

Impairment of Long-lived Assets

        Impairment charges are recorded when the carrying amounts of long-lived assets are determined not to be recoverable. Recoverability is measured by comparing the undiscounted cash flows expected from their use and eventual disposition to the carrying value of the related asset or asset group. The amount of impairment loss is calculated as the excess of the carrying value over the fair value. Historically, changes in market conditions and management strategy have caused us to reassess the carrying amount of our long-lived assets.

Goodwill and Other Intangibles Resulting from Business Acquisitions

Goodwill and Other Intangibles Resulting from Business Acquisitions

        Business combinations are accounted for using the acquisition method, with the excess of the acquisition cost over the fair value of net tangible assets and identified intangible assets acquired considered goodwill. As a result, we disclose goodwill separately from other intangible assets. Other identifiable intangibles include customer relationships, patents and other acquired technology, and trade names and trademarks.

        In performing the required impairment tests, we have the option to first assess qualitative factors to determine whether it is necessary to perform a quantitative assessment for goodwill impairment. If the qualitative assessment indicates that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying value, a quantitative assessment is performed. A quantitative assessment primarily consists of a present value (discounted cash flow) method to determine the fair value of the reporting units with goodwill. We perform our annual impairment test of goodwill during the fourth quarter.

        Certain factors may result in the need to perform an impairment test prior to the fourth quarter, including significant underperformance of a business relative to expected operating results, significant adverse economic and industry trends, significant decline in our market capitalization for an extended period of time relative to net book value, or a decision to divest a portion of a reporting unit.

        We compare the fair value of each reporting unit to its carrying amount, and, to the extent the carrying amount exceeds the fair value, an impairment of goodwill is recognized for the excess up to the amount of goodwill of that reporting unit.

        In consultation with outside specialists, we estimate the fair value of our reporting units using various valuation techniques, with the primary technique being a discounted cash flow analysis. A discounted cash flow analysis requires us to make various assumptions about the reporting units, including forecasted sales, operating margins and growth rates, and discount rates. Assumptions about discount rates are based on a weighted-average cost of capital for comparable companies. Assumptions about sales, operating margins, and growth rates are based on our forecasts, business plans, economic projections, anticipated future cash flows, and marketplace data. Assumptions are also made for varying perpetual growth rates for periods beyond the long-term business plan period. We base our fair value estimates on projected financial information and assumptions that we believe are reasonable. However, actual future results may materially differ from these estimates and projections. The valuation methodology used to estimate the fair value of reporting units requires inputs and assumptions that reflect current market conditions, as well as the impact of planned business and operational strategies that require management judgment. The estimated fair value could increase or decrease depending on changes in the inputs and assumptions.

        We test indefinite-lived intangible assets, consisting of trade names and trademarks, for impairment in the fourth quarter or whenever events or circumstances indicate that it is more likely than not that their carrying amounts exceed their fair values. Fair value is estimated as the discounted value of future revenues using a royalty rate that a third party would pay for use of the asset. Variation in the royalty rates could impact the estimate of fair value. If the carrying amount of an asset exceeds its fair value, an impairment loss is recognized in an amount equal to that excess.

        We amortize finite-lived intangible assets, consisting of customer relationships, patents and other acquired technology, trade names and trademarks, and other intangibles, on a straight-line basis over the estimated useful life of the assets.

        See Note 3, "Goodwill and Other Intangibles Resulting from Business Acquisitions," for more information.

Foreign Currency

Foreign Currency

        Asset and liability accounts of international operations are translated into U.S. dollars at current rates. Revenues and expenses are translated at the weighted-average currency rate for the fiscal year. Gains and losses resulting from hedging the value of investments in certain international operations and from the translation of balance sheet accounts are recorded directly as a component of other comprehensive income.

        On July 1, 2018, we began accounting for our operations in Argentina as highly inflationary, as the country's three-year cumulative inflation rate exceeded 100%. As a result, the functional currency of our Argentine subsidiary became the U.S. dollar.

Financial Instruments

Financial Instruments

        We enter into foreign exchange derivative contracts to reduce our risk from exchange rate fluctuations associated with receivables, payables, loans and firm commitments denominated in certain foreign currencies that arise primarily as a result of our operations outside the U.S. From time to time, we enter into interest rate contracts to help manage our exposure to certain interest rate fluctuations. We also enter into futures contracts to hedge certain price fluctuations for a portion of our anticipated domestic purchases of natural gas. The maximum length of time for which we hedge our exposure to the variability in future cash flows for forecasted transactions is 36 months.

        On the date we enter into a derivative contract, we determine whether the derivative will be designated as a hedge. Derivatives designated as hedges are classified as either (1) hedges of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value" hedges) or (2) hedges of a forecasted transaction or the variability of cash flows that are to be received or paid in connection with a recognized asset or liability ("cash flow" hedges). Other derivatives not designated as hedges are recorded on the balance sheets at fair value, with changes in fair value recognized in earnings. Our policy is not to purchase or hold any foreign currency, interest rate or commodity contracts for trading purposes.

        We assess, both at the inception of the hedge and on an ongoing basis, whether our hedges are highly effective. If it is determined that a hedge is not highly effective, we prospectively discontinue hedge accounting. For cash flow hedges, the effective portion of the related gains and losses is recorded as a component of other comprehensive income, and the ineffective portion is reported in earnings. Amounts in accumulated other comprehensive income (loss) are reclassified into earnings in the same period during which the hedged transaction affects earnings. In the event that the anticipated transaction is no longer likely to occur, we recognize the change in fair value of the instrument in current period earnings. Changes in fair value hedges are recognized in current period earnings. Changes in the fair value of underlying hedged items (such as recognized assets or liabilities) are also recognized in current period earnings and offset the changes in the fair value of the derivative.

        In the Consolidated Statements of Cash Flows, hedges are classified in the same category as the item hedged, primarily in operating activities.

        We also utilize certain foreign-currency-denominated debt to mitigate our foreign currency translation exposure from our net investment in foreign operations.

        See Note 5, "Financial Instruments," for more information.

Fair Value Measurements

Fair Value Measurements

        We define fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, we consider the principal or most advantageous market in which we would transact and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability.

        We determine fair value based on a three-tier fair value hierarchy, which we use to prioritize the inputs used in measuring fair value. These tiers consist of Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring us to develop our own assumptions to determine the best estimate of fair value.

Revenue Recognition

Revenue Recognition

        Sales are recognized when or as we satisfy a performance obligation by transferring control of a product or service to a customer, in an amount that reflects the consideration to which we expect to be entitled in exchange for the product or service. We consider a number of factors in determining when we have transferred control to a customer, including the following: (i) our present right to payment; (ii) the customer's legal title to the asset; (iii) physical possession of the asset; (iv) the customer's significant risks and rewards of ownership of the asset; and (v) the customer's acceptance of the asset.

        Generally, payment terms with our customers are consistent with those used in our industries and the regions in which we operate.

        Sales returns are accepted in certain limited circumstances. We record an estimate for returns liabilities and a corresponding reduction to sales, in the amount we expect to repay or credit customers, which we base on historical returns and outstanding customer claims. Changes in estimates are updated each reporting period.

        Sales rebates, discounts, and other customer concessions are common in the industries and regions in which we operate and are accounted for as a reduction to sales based on estimates at the time at which products are sold. These estimates are based on our historical experience, as well as current information such as sales forecasts. We review our estimates regularly and, as additional information becomes available, we adjust our sales and the respective accruals, if necessary.

        Sales tax, value-added tax, and other taxes we collect from customers are excluded from sales. Shipping and handling activities after control of a product is transferred to a customer are accounted for as fulfillment costs and not as separate performance obligations. As a practical expedient, we have elected not to disclose the value of unsatisfied performance obligations for contracts with an original expected length of less than one year. We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded in "Marketing, general and administrative expense" in the Consolidated Statements of Income.

Research and Development	Research and Development Research and development costs are related to research, design, and testing of new products and applications and are expensed as incurred.
Long-Term Incentive Compensation

Long-Term Incentive Compensation

        We estimate expected forfeitures in determining the compensation cost to be recognized each period, rather than accounting for forfeitures as they occur.

        No long-term incentive compensation expense was capitalized in 2018, 2017, or 2016.

        Changes in estimated forfeiture rates are recorded as cumulative adjustments in the period that the estimates are revised.

Valuation of Stock-Based Awards

        Our stock-based compensation expense is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis over the requisite service period for stock options and restricted stock units ("RSUs"). Compensation expense for performance units ("PUs") is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a straight-line basis as these awards cliff-vest at the end of the requisite service period. The compensation expense related to market-leveraged stock units ("MSUs") is based on the fair value of awards, adjusted for estimated forfeitures, and amortized on a graded-vesting basis over their respective performance periods.

        Compensation expense for awards with a market condition as a performance objective, which includes PUs and MSUs, is not adjusted if the condition is not met, as long as the requisite service period is met.

        The fair value of stock options is estimated as of the date of grant using the Black-Scholes option-pricing model. This model requires input assumptions for our expected dividend yield, expected stock price volatility, risk-free interest rate, and the expected option term.

        The fair value of RSUs and the component of PUs that is subject to the achievement of a performance objective based on a financial performance condition is determined based on the fair market value of our common stock as of the date of grant, adjusted for foregone dividends.

        The fair value of stock-based awards that are subject to achievement of performance objectives based on a market condition, which includes MSUs and the other component of PUs, is determined using the Monte-Carlo simulation model, which utilizes multiple input variables, including expected stock price volatility and other assumptions appropriate for determining fair value, to estimate the probability of satisfying the target performance objectives established for the award.

        Certain of these assumptions are based on management's estimates, in consultation with outside specialists. Significant changes in assumptions for future awards and actual forfeiture rates could materially impact stock-based compensation expense and our results of operations.

Valuation of Cash-Based Awards

        Cash-based awards consist of long-term incentive units ("LTI Units") granted to eligible employees. LTI Units are classified as liability awards and remeasured at each quarter-end over the applicable vesting or performance period. In addition to LTI Units with terms and conditions that mirror those of RSUs, we also grant certain employees LTI Units with terms and conditions that mirror those of PUs and MSUs.

        See also Note 12, "Long-term Incentive Compensation," for more information.

Taxes Based on Income

Taxes Based on Income

        Our provision for income taxes is determined using the asset and liability approach in accordance with GAAP. Under this approach, deferred income taxes represent the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities. We record a valuation allowance to reduce our deferred tax assets when uncertainty regarding their realizability exists. We recognize and measure our uncertain tax positions following the more likely than not threshold for financial statement recognition and measurement for tax positions taken or expected to be taken in a tax return.

        See Note 14, "Taxes Based on Income," for more information.

Recent Accounting Requirements

Recent Accounting Requirements

        In November 2018, the Financial Accounting Standards Board ("FASB") issued guidance that clarifies the interaction between guidance regarding collaborative arrangements and revenue from contracts with customers. This guidance is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. We are currently assessing the impact of this guidance on our financial position, results of operations, cash flows, and disclosures.

        In February 2018, the FASB issued guidance that provides entities with the option to reclassify certain tax effects of the TCJA in accumulated other comprehensive income to retained earnings. This guidance can be applied either in the period of adoption or retrospectively to each period in which the effect of the change in the U.S. federal income tax rate pursuant to the TCJA is recognized. The guidance is effective for interim and annual periods beginning after December 15, 2018, with early adoption permitted for reporting periods for which financial statements have yet to be issued or made available for issuance. We do not expect to reclassify the tax benefits included in accumulated other comprehensive income to retained earnings upon adoption. We also do not anticipate that our adoption will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

        In August 2017, the FASB issued amended guidance to improve the financial reporting of hedging relationships to better reflect the economic results of an entity's risk management activities in its financial statements, as well as to simplify the application of hedge accounting. Adoption of this amended guidance is required prospectively. This guidance is effective for interim and annual periods beginning after December 15, 2018, and early adoption is permitted. We do not anticipate that our adoption will have a significant impact on our financial position, results of operations, cash flows, or disclosures.

        In June 2016, the FASB issued revised guidance on the measurement of credit losses on financial instruments. Credit losses on loans, trade and other receivables, held-to-maturity debt securities, and other instruments will reflect the current estimate of the expected credit losses. This guidance is effective for interim and annual periods beginning after December 15, 2019, with early adoption permitted. We do not anticipate that the adoption of this guidance will have a significant impact on our financial position, results of operations, cash flows, and disclosures.

        In March 2016, and in subsequent updates, the FASB issued guidance on accounting for leases that requires lessees to recognize the rights and obligations created by leases on their balance sheets. This guidance also requires enhanced disclosures regarding the amount, timing, and uncertainty of cash flows arising from leases and is effective for interim and annual periods beginning after December 15, 2018. As allowed under this guidance, we have elected to apply the guidance under a modified retrospective approach, under which this guidance applies to all leases that exist at or commence after the date of initial application, with the option to use certain practical expedients. We plan to elect the transition practical expedients allowed under this guidance. As discussed in Note 7. "Commitments," we have operating leases with remaining minimum lease payments totaling approximately $185 million, and, upon transition, we will record right of use assets and lease liabilities related to these leases. We established a cross-functional team to manage the assessment, design, and implementation of this new guidance. We are continuing to implement processes and information technology tools and to evaluate our accounting policies and controls to address this guidance and are in the process of coordinating our transition to the revised guidance. We anticipate the adoption of this guidance will have a significant impact on our financial position and disclosures and are in the process of assessing its impact on our results of operations and cash flows.